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                            SUPPLEMENT TO PROSPECTUS
              FOR THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)
                               SEPARATE ACCOUNT H
                            DATED SEPTEMBER 16, 2002

FIXED ACCOUNT INVESTMENT OPTIONS
For contracts purchased on and after December 30, 2002 (except in the case of transfers for qualified plans and 1035 exchanges where all paperwork is received on or before December 27, 2002 and the initial payment is received within 60 days of the paperwork): (a) purchase payments may not be allocated to the 5 and 7-year fixed account investment options (collectively, the "Fixed Account Investment Options") and (b) transfers from the variable account investment options to the Fixed Account Investment Options will not be permitted. As a result, the Secure Your Future Program sm will no longer be available for these contracts.

Contract owners who purchased their contracts prior to December 30, 2002 may transfer to the Fixed Account Investment Options or renew amounts currently in a Fixed Account Investment Option, but may not allocate new purchase payments to the Fixed Account Investment Options.

                        SUPPLEMENT DATED DECEMBER 6, 2002


Scudder Wealthmark.Supp 12/2002